UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

Black Knight, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37394	81-5265638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of principal executive offices)

(Zip Code)

(904) 854-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on May 4, 2022, Black Knight, Inc., a Delaware corporation (“Black Knight”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), and Sand Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of ICE (“Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Sub will merge with and into Black Knight (the “Merger”), with Black Knight surviving as a wholly owned subsidiary of ICE. The Merger Agreement was unanimously approved by the board of directors of each of Black Knight and ICE.

In connection with the Merger, ICE filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus, as amended, and Black Knight filed a definitive proxy statement with the SEC dated August 19, 2022 (the “Proxy Statement”), which Black Knight first mailed to its stockholders on or about August 19, 2022.

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, five complaints (the “Complaints”) were filed by purported stockholders of Black Knight, captioned Ryan O’Dell v. Black Knight Inc., et al., Civil Action No. 22-cv-5715 (S.D.N.Y. July 5, 2022), Donald Konrad v. Anthony M. Jabbour et al., Civil Action No. 16-2022-CA-004961 (Fla. Cir. Ct. August 22, 2022), Robert Wilhelm v. Black Knight, Inc. et al., Civil Action 1:22-cv-01145 (D. Del. August 31, 2022), Jacob Wheeler v. Black Knight, Inc. et al., Civil Action 1:22-cv-07448 (S.D.N.Y. August 31, 2022) and Christopher Taylor v. Black Knight, Inc. et al., Civil Action 1:22-cv-07528 (S.D.N.Y. September 2, 2022). In addition, Black Knight received demand letters from counsel representing purported individual stockholders of Black Knight (the “Demand Letters” and, together with the Complaints, the “Matters”). The Matters allege, among other things, that the defendants caused a materially incomplete and misleading Proxy Statement relating to the Merger to be filed with the SEC in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and/or in breach of their obligations under state law.

Black Knight believes the claims asserted in the Matters are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Matters delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Black Knight has agreed to supplement the Proxy Statement as described in this Current Report on Form 8-K. Black Knight and the other named defendants deny that they have violated any laws or breached any duties to Black Knight’s stockholders (or aided and abetted any such breach). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Black Knight specifically denies all allegations in the Matters that any additional disclosure was or is required.

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. New text within restated language from the Proxy Statement is indicated in bold, underlined text and removed language within restated language from the Proxy Statement is indicated in strikethrough text.

1.	The fourth paragraph on page 57 of the Proxy Statement under the heading “The Merger—Background of the Merger” is amended and restated as follows:

In January 2022, an investment bank introduced Benjamin Jackson, President of ICE, and Mr. Jabbour, and on February 24, 2022 Messrs. Jackson and Jabbour met to discuss potential business opportunities. During that conversation, the topic of a potential business combination transaction between ICE and Black Knight was discussed. In addition, in February and March 2022, the members of the Sponsor Group reached out to Black Knight to seek to re-engage in potential exploratory discussions regarding a business combination transaction. Several additional private equity firms also made preliminary inquiries to J.P. Morgan during this period. Black Knight entered into mutual non-disclosure agreements with two of these private equity firms and ICE, and thereafter provided limited due diligence to these parties and to the Sponsor Group. These mutual non-disclosure agreements did not contain standstill or “don’t ask, don’t waive” provisions.

2.	The first full paragraph on page 67 of the Proxy Statement under the heading “The Merger—Opinion of Black Knight’s Financial Advisor—Public Trading Multiples” is amended and restated as follows:

Using publicly available information, J.P. Morgan calculated, for each selected company, (a) the ratio of firm value to the consensus equity research analyst estimates for the company’s adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation expense, which we refer to as “Adjusted EBITDA,” for the year ending

December 31, 2022, which we refer to as “FV/2022E Adj. EBITDA,” and (b) the ratio of the company’s closing price as of May 2, 2022 to the consensus equity research analyst estimates for the company’s earnings per share for the year ending December 31, 2022, which we refer to as “P/2022E Earnings”. The FV/2022E Adj. EBITDA and P/2022E Earnings for each selected company are as follows:

Processors

	FV/2022E Adj. EBITDA	P/2022E Earnings
Fiserv, Inc.	11 x	14 x
Fidelity National Information Services, Inc.	11 x	12 x
Global Payments Inc.	11 x	13 x
SS&C Technologies Holdings, Inc.	11 x	13 x
Broadridge Financial Solutions, Inc.	15 x	20 x
Jack Henry & Associates, Inc.	21 x	36 x

Information Services

	FV/2022E Adj. EBITDA	P/2022E Earnings
S&P Global Inc.	22 x	27 x
Moody’s Corporation	19 x	24 x
Verisk Analytics, Inc.	22 x	33 x
Experian PLC	15 x	24 x
Equifax Inc.	16 x	24 x
TransUnion	15 x	22 x
FactSet Research Systems, Inc.	20 x	27 x
Fair Isaac Corporation	17 x	22 x

Based on the results of this analysis, J.P. Morgan selected multiple reference ranges of 15.0x – 17.0x for FV/2022E Adj. EBITDA and 20.0x – 22.0x for P/2022E Earnings. After applying such ranges to the projected Adjusted EBITDA for Black Knight for the year ending December 31, 2022 as provided in the Black Knight management estimates (as defined in “—Certain Unaudited Prospective Financial Information” beginning on page 70 of this proxy statement/prospectus) and the projected Adjusted EPS (as defined in “—Certain Unaudited Prospective Financial Information” beginning on page 70 of this proxy statement/prospectus) for Black Knight for the year ending December 31, 2022, as provided in the Black Knight management estimates, respectively, the analysis indicated the following ranges of implied per share equity value (rounded to the nearest $0.25) for Black Knight common stock:

3.

The second to last paragraph on page 68 of the Proxy Statement under the heading “The Merger—Opinion of Black Knight’s Financial Advisor—Transaction Multiples Analysis” is moved to the last paragraph on page 67 of the Proxy Statement under the same section, which is amended and restated as follows:

Transaction Multiples Analysis. Using publicly available information, J.P. Morgan examined selected transactions involving businesses which J.P. Morgan judged to be sufficiently analogous to the business of Black Knight or aspects thereof. Using publicly available information, J.P. Morgan calculated, for each selected transaction, the ratio of the target company’s firm value implied in the relevant transaction to the target company’s Adjusted EBITDA for the twelve-month period immediately following the announcement of the applicable transaction, which we refer to as “FV/Adj. EBITDA”. The transactions considered by J.P. Morgan were as follows:

4.	The last table on page 67 of the Proxy Statement under the heading “The Merger—Opinion of Black Knight’s Financial Advisor—Transaction Multiples Analysis” is amended and restated as follows:

Real Estate Technology

Announcement Date	Target	Acquiror	FV/Adj. EBITDA
February 15, 2022	Optimal Blue, LLC (40%)	Black Knight, Inc.	28.8 x
March 1, 2021 (revised proposal)	CoreLogic, Inc.	Costar Group, Inc.	13.4 x
February 4, 2021	CoreLogic, Inc.	Stone Point Capital LLC	12.2 x
December 21, 2020	Realpage, Inc.	Thoma Bravo LP	28.5 x
August 6, 2020	Ellie Mae, Inc.	Intercontinental Exchange, Inc.	~23.0 x*
July 27, 2020	Optimal Blue, LLC (60%)	Black Knight, Inc.	23.9 x
February 19, 2019	Ellie Mae, Inc.	Thoma Bravo LP	23.0 x

*	This multiple represents an estimate based on the publicly available data as of the date the fairness opinion was rendered.

5.	The first table on page 68 of the Proxy Statement under the heading “The Merger—Opinion of Black Knight’s Financial Advisor—Transaction Multiples Analysis” is amended and restated as follows:

Information Services

Announcement Date	Target	Acquiror	FV/Adj. EBITDA
November 30, 2020	IHS Markit Ltd.	S&P Global Inc.	22.0 x
July 29, 2020	CPA Global Limited and CPA Global Group Holdings Limited	Clarivate Plc	15.9 x
May 15, 2017	Bureau van Dijk Electronic Publishing B.V.	Moody’s Corporation	22.7 x

6.	The second table on page 68 of the Proxy Statement under the heading “The Merger—Opinion of Black Knight’s Financial Advisor—Transaction Multiples Analysis” is amended and restated as follows:

Transaction Processing

Announcement Date	Target	Acquiror	FV/Adj. EBITDA
September 18, 2019	Total Systems Services, Inc.	Global Payments Inc.	16.0 x
March 18, 2019	Worldpay, Inc.	Fidelity National Information Services, Inc.	20.3 x
January 16, 2019	First Data Corporation	Fiserv, Inc.	12.5 x
September 25, 2017	Nets (A/S)	Hellman & Friedman LLC (Consortium)	11.1 x
July 4, 2017	Worldpay Group plc	Vantiv, Inc.	17.0 x

7.	The third table on page 68 of the Proxy Statement under the heading “The Merger—Opinion of Black Knight’s Financial Advisor—Transaction Multiples Analysis” is amended and restated as follows:

Vertical Software

Announcement Date	Target	Acquiror	FV/Adj. EBITDA
April 7, 2022	CDK Global Inc.	Brookfield Business Partners	11.9 x
August 13, 2020	Vertafore, Inc.	Roper Technologies, Inc.	18.4 x
September 6, 2018	Intralinks Holdings, Inc.	SS&C Technologies Holdings, Inc.	11.4 x
July 31, 2018	Accruent, LLC	Fortive Corporation	20.0 x

8.	The last paragraph on page 70 of the Proxy Statement under the heading “The Merger—Certain Unaudited Prospective Financial Information” is amended and restated as follows:

Black Knight does not, as a matter of course, publicly disclose forecasts or internal projections as to its future performance, revenues, earnings, financial condition or other results given, among other reasons, the inherent uncertainty of the underlying assumptions and estimates, other than, from time to time, estimated ranges of certain financial measures for the current year in its earnings conference calls and investor conference presentations. However, Black Knight and ICE are including in this proxy statement/prospectus certain unaudited prospective financial information for Black Knight that was made available to Black Knight’s financial advisor as described below (which we collectively refer to as the “prospective financial information”). The prospective financial information was prepared by the senior management of Black Knight in connection with the Black Knight board’s evaluation of the merger and Black Knight’s available strategic alternatives, including its stand-alone plan, as described in this proxy statement/prospectus, and was provided to the Black Knight board and J.P. Morgan, Black Knight’s financial advisor, for its use in the financial analyses performed in connection with J.P. Morgan’s opinion. A summary of certain significant elements of this information is set forth below and is included in this proxy statement/prospectus solely for the purpose of providing Black Knight stockholders access to certain nonpublic information made available to Black Knight’s financial advisor and ICE.

9.	The following paragraph is inserted after the first full paragraph on page 72 of the Proxy Statement under the heading “The Merger—Certain Unaudited Prospective Financial Information”:

The following table presents the unlevered free cash flows calculated by J.P. Morgan for the years ending December 31, 2022 through December 31, 2026, derived from the Black Knight management estimates and used in connection with J.P. Morgan’s financial analysis and opinion as described in the section entitled “—Opinion of Black Knight’s Financial Advisor” beginning on page 64 of this proxy statement/prospectus:

(in millions)
	2022E	2023E	2024E	2025E	2026E
Unlevered Free Cash Flow[1]	$250	$416	$490	$572	$653

(1)

Unlevered free cash flow is a non-GAAP financial measure and is defined as net operating profit after taxes attributable to Black Knight (i.e., adjusted EBITDA less stock-based compensation, depreciation and amortization and taxes), plus depreciation and amortization, less change in deferred taxes, less capital expenditures and less/plus increase/(decrease) in net working capital.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight’s or ICE’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of Black Knight by ICE (the “Transaction”), including future financial and operating results, Black Knight’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Black Knight’s and ICE’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Black Knight or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against Black Knight or ICE; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Black Knight or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Black Knight and ICE operate; the ability to promptly and effectively integrate the businesses of Black Knight with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Black Knight’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on Black Knight’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Black Knight’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Black Knight’s or ICE’s results.

All forward-looking statements attributable to Black Knight or ICE, or persons acting on Black Knight’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Black Knight and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Black Knight or ICE update one or more forward-looking statements, no inference should be drawn that Black Knight or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding Black Knight, ICE and factors which could affect the forward-looking statements contained herein can be found in Black Knight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, ICE has filed with the SEC a Registration Statement on Form S-4 to register the shares of ICE common stock to be issued in connection with the Transaction. The Registration Statement includes a proxy statement of Black Knight that also constitutes a prospectus of ICE. The registration statement on Form S-4 was declared effective by the SEC on August 19, 2022, and Black Knight commenced mailing the definitive proxy statement/prospectus to its stockholders on or about August 19, 2022.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING BLACK KNIGHT, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Black Knight or ICE through the website maintained by the SEC at http://www.sec.gov or from Black Knight at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by Black Knight will be available free of charge by accessing Black Knight’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials – SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.theice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

PARTICIPANTS IN THE SOLICITATION

Black Knight, ICE, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Black Knight in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Black Knight and ICE and other persons who may be deemed to be participants in the solicitation of stockholders of Black Knight in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus related to the Transaction. Additional information about Black Knight, the directors and executive officers of Black Knight and their ownership of Black Knight common stock is also set forth in the definitive proxy statement for Black Knight’s 2022 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 28, 2022, and other documents subsequently filed by Black Knight with the SEC. Additional information about ICE, the directors and executive officers of ICE and their ownership of ICE common stock can also be found in ICE’s definitive proxy statement in connection with its 2022 Annual Meeting of Stockholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by ICE with the SEC. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK KNIGHT, INC.

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President and General Counsel

Date: September 9, 2022